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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): JANUARY 25, 2002



                    TELECOMUNICACIONES DE PUERTO RICO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        Commission File Number 333-85503


  Commonwealth of Puerto Rico                          66-0566178
(STATE OR OTHER JURISDICTION OF            (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

     1515 F.D. Roosevelt Avenue
        Guaynabo, Puerto Rico                            00968
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

         Registrant's telephone number, including area code 787-792-6052


                                 Not applicable
   (Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.  OTHER EVENTS

     On January 25, 2002, Verizon Communications Inc. ("Verizon"), through GTE Holdings (Puerto Rico) LLC, acquired an additional 12% ownership interest in Telecomunicaciones de Puerto Rico, Inc. (the "Company") and Popular, Inc. ("Popular") acquired an additional 3% ownership interest in the Company by exercising an option each has held since their acquisition of shares of common stock of the Company on March 2, 1999. Each of Verizon and Popular obtained the additional ownership interest from PRTA Holdings Corporation ("PRTA"), the current government shareholder.

     Verizon and Popular paid the PRTA $137.84 million and $34.42 million, respectively, for a total of $172.3 million in cash for the additional 3,750,000 shares based on a $45.94 per share price established pursuant to the Share Option Agreement dated as of March 2, 1999 among Puerto Rico Telephone Authority, the Company and two Verizon subsidiaries.

     The beneficial owners and total outstanding shares of common stock after the option exercise are as follows:


                                                                                   SHARES
                                                                                   ------
                               NAME OF BENEFICIAL OWNER                     NUMBER        PERCENTAGE
                               ------------------------                     ------        ----------
                 GTE Holdings (Puerto Rico) LLC - (Verizon)              13,003,276           52.01

                 Popular, Inc.                                            3,246,749           12.99

                 PRTA Holdings Corporation                                6,999,975           28.00

                 Employee Stock Ownership Plan:

                    Fully allocated and vested to participants            1,059,000            4.24
                    Unallocated                                             691,000            2.76
                                                                          ---------          ------

                 Total                                                   25,000,000          100.00
                                                                         ----------          ------


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Telecomunicaciones de Puerto Rico, Inc.


                                        By:  /s/ ROBERT P. HUBERTY
                                             ------------------------------
                                             Robert P. Huberty,
                                             Controller and Chief
                                             Accounting Officer
Date:  January 28, 2002


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